                  SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                              FORM 8-K


                           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                            July 26, 1997
                            -------------
                            Date of Report
                  (Date of Earliest Event Reported)

                      GOLDEN PANTHER RESOURCES, LTD.
                      ------------------------------
       (Exact Name of Registrant as Specified in its Charter)

    Nevada                33-2150-LA             95-3932052
    ------                ----------             ----------
(State or other     (Commission File No.)   (IRS Employer I.D. No.)
 Jurisdiction)

                      #211, 1111 Hastings Street
                       Vancouver, Canada  V6E2J3
                       -------------------------
                 (Address of Principal Executive Offices)

                             (604)689-5377
                             -------------
                       Registrant's Telephone Number


                                   N/A
                                   ---
        (Former Name or Former Address if changed Since Last Report)

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Item 1.  Changes in Control of Registrant.

         None; not applicable.

Item 2.  Acquisition or Disposition of Assets.

         None; not applicable.

Item 3.  Bankruptcy or Receivership.

         None; not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

         None; not applicable.

Item 5.  Other Events.

         None; not applicable.

Item 6.  Resignations of Directors and Executive Officers.

         None; not applicable.

Item 7.  Financial Statements and Exhibits.

         (a)  Financial Statements of Businesses Acquired.

              None; not applicable.

         (b)  Pro Forma Financial Information.

              None; not applicable.

         (c)  Exhibits.

                                                       Exhibit
Description of Exhibit*                                Number
----------------------                                 ------

         None; not applicable.

Item 8.  Change in Fiscal Year.

         None; not applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S.

         On July 26, 1997, acting by unanimous written consent pursuant to applicable sections of the Nevada Revised Statutes, the Board of Directors of Golden Panther Resources, Ltd., a Nevada corporation (the "Company"), resolved to issue 1,000,000 shares of the Company's common stock to 533988 B.C. Ltd., a limited liability company organized under the laws of British Columbia, in reliance on the exemption from registration provided by Regulation S of the Securities and Exchange Commission. These shares were issued to 533988 B.C. Ltd. on August 27, 1997, at a price of $0.25 per share, for total consideration of $250,000.

         On October 31, 1997, acting by unanimous written consent pursuant to applicable provisions of the Nevada Revised Statutes, the Company's Board of Directors resolved to issue 500,000 shares of its common stock to 533988 B.C. Ltd and 500,000 such shares to 539135 B.C. Ltd., a limited liability company organized under the laws of British Columbia, in reliance upon the exemption from registration provided by Regulation S. Management expects that these shares will be issued upon receipt of the total consideration of $800,000 (for a price of $0.80 per share).

         Each of the above-referenced purchasers of the Company's common stock executed an Application for Regulation S Shares (the "Application"), in which the purchaser represented among other things, that: (i) it is not a "U.S. person" as defined in Rule 902 of Regulation S and was not acquiring the shares for the account of any U.S. person; (ii) such shares must be transferred by the purchaser in compliance with Regulation S and may not be resold during the applicable "restricted period" as defined in Rule 902; (iii) the shares would contain a legend to the effect that transfer is prohibited except in accordance with the provisions of Regulation S; and (iv) that the purchaser would not make "directed selling efforts" (as defined in Rule 902) of the shares in the United States.









                                SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              GOLDEN PANTHER RESOURCES, LTD.

Date: Dec. 10/97               By /s/ Gordon J. Muir
     --------------              ------------------------------
                                 Gordon J. Muir
                            CEO and Chairman of the Board of Directors